EXHIBIT 10.6

                                    AGREEMENT

      AGREEMENT TO PURCHASE ORE PROPERTIES ("Agreement"), dated as of the 23rd day of September, 2000, by and between INTERNATIONAL STAR, INC., a Nevada Corporation, hereafter "ISRI", GOLD STANDARD MINES, NC., an Arizona Corporation, hereinafter "Property Seller," and Howard Sadlier, whose address is 1228 Seminole Lane, Henderson, Nevada 89015, hereinafter "Formula Seller."

      WHEREAS, this purchase will consist of the acquisition of fifty-one (51) lode claims located in Mohave County, State of Arizona and the exclusive use of a proprietary extraction formula developed by Sadlier, all subject to the terms and conditions of the Agreement hereinafter set forth.


      NOW, THEREFORE, in consideration of the promises and the mutual and dependent promises hereinafter contained, the parties hereto represent, warrant, covenant, and agree as follows:

                                    ARTICLE I
                         Sale of Lode Claims and Formula

      1.1 Agreement to Consummate Transactions. Subject to the terms and conditions of this Agreement, ISRI hereby agrees to purchase and Property and Formula Sellers agree to sell the Property and Formula Interests set forth in Exhibit "A," attached hereto and by this reference made a part hereof. The Parties agree to consummate or cause to be consummated, the transaction contemplated by the Agreement ("transaction"), through an Escrow established with W. Michael Howery, Attorney at Law, whose office is located in Salt Lake City, Utah. A copy of the executed Escrow Agreement is attached hereto as Exhibit "B."

      1.2 Board of Director Approval. ISRI has submitted to its Board for approval, and such approval has been obtained, the substance of this Agreement at a special meeting of its Board of Directors.

      1.3 Closing. The completion of this sale ("Closing") will take place in the above-described Escrow at which time, certificates, deeds and other documents required by this Agreement will be delivered or exchanged. The Closing will take place by simultaneous transfer of stock certificates, Board minutes and ownership documents of satisfactory form as soon as practicable after a satisfactory verification of the extraction formula is completed by an independent laboratory and the parties have obtained any required approval, and this Agreement shall be declared effective as of close of Escrow.

      1.4 At Closing. The Parties shall:

            A. ISRI shall issue to Property and Formula Sellers, 1,000,000 shares of capital stock of the Corporation--500,000 Common and 500,000 Preferred.
            B. Property and Formula Sellers shall issue to ISRI, among other required documents, deeds and assignments to all lode claims purchase and assignment of the proprietary formula in possession of Formula Seller for the extraction of precious minerals from the ore of such claims.

      1.5 Consummation of Transactions. If, at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the Party entitled to terminate because of the condition elects not to do so, then and thereupon ISRI will caused to be filed the necessary documents required by the States of Nevada and Arizona, to reflect the acquisition of the lode properties.

                                   ARTICLE II
                      Representation and Warranties of ISRL

      ISRI represents and warrants to Property and Formula Sellers as follows:

      2.1 Company in good standing. ISRI is a company duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power to carry on its business as it is now being conducted.

      2.2 Authority. ISRI has the power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The execution, delivery, and performance of the Agreement by ISRI will have been duly and validly authorized and adopted by ISRI'S Board of Directors, and this Agreement will be legally binding, and enforceable against ISRI in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and subject to principals of equity, which may affect the availability or remedies with respect thereto. To the best of its knowledge, the entering into this Agreement by ISRI does not, and the consummation of the transactions contemplated by this Agreement will not violate the provisions of (i) any applicable laws of the State of Nevada or any other jurisdiction in which ISRI does business; (ii) ISRI'S charter; or (iii) any judgment or decree applicable to ISRI subject to the obtaining of the permits, approvals, consents, authorizations and modifications referred to herein no default or breach will occur in any material respect by virtue of this Agreement.

      2.3 Changes in conditions. Except as permitted or contemplated by this Agreement, or disclosed to Property and Formula Sellers there has not been:

            A. Any material adverse change in the assets (including any such change caused by damage, destruction or loss, whether or not insured), the results of operations (including any change caused by discontinued operations), or the business prospects or conditions, financial or otherwise of ISRI during the past 180 days

            B. Any sale or transfer by ISRI of any material, tangible asset, or any mortgage, pledge, lease or lien, charge or encumbrance on any assets, or any such lease or real property, machinery, equipment or buildings, other than in the ordinary course of business.

      2.4 Litigation. Except as disclosed to Property and Formula Sellers, there are no judicial or administrative actions, suits, proceeding or investigations pending; or, to the best knowledge and belief of ISRI, threatened against which might result in any material adverse change in the condition (financial or other), properties, assets, business, operations or prospects of ISRI or in any material liability on the part of the Company or which question the validity of this Agreement or of any action taken or to be taken in connection herewith.

      2.5 Disclosing of Material Information. Neither this Agreement nor any Exhibit hereto contains any untrue statement or material fact, or admits to state a material fact necessary to make the statements herein or therein not misleading, relating to the business or affairs of ISRI. There is no fact known to ISRI which materially adversely affects the business, condition (financial or otherwise) or prospects of the Company which has not been set further herein or disclosed to Property and Formula Sellers.


                                   ARTICLE III
         Representations and Warranties of Property and Formula Sellers

      Property and Formula Sellers represent and warrant to ISRI as follows:

      3.1 Organization and Good Standing. Property Seller is an Arizona corporation whose offices in the State of Nevada are located at 1228 Seminole Lane, Henderson, Nevada 89015 and Formula Seller is a Nevada resident whose address is 1228 Seminole Lane, Henderson, Nevada 89015.

      3.2 Ownership. Property and Formula Sellers have good and defendable title to the lode claims sold hereby and the extraction formula; there are no threatened or existing adverse claims against such properties or the proprietary formula purchased hereby.

      3.3 Litigation. There are no judicial or administrative actions, suits of a material nature, proceedings or investigations pending, or threatened against Property and/or Formula Sellers which might result in any material adverse change in the condition (financial or other) of properties, assets, business, operations or prospects of Property and Formula Sellers or in any material liability on the part of Property and Formula Sellers or which question the validity of the Agreement or any action taken or to be taken in connections herewith. There are no citation, fines or penalties heretofore asserted against Property and Formula Sellers under any federal, state or local law relating to air or water pollution, or other environmental protection matters, or relating to occupational health or safety.

      3.4 Disclosing of Material Information. Neither this Agreement nor any Exhibit hereto contains any untrue statement of material fact, or admits to state a material fact necessary to make the statement herein or therein not misleading, relating to the business or property of Property and Formula Seller to the best knowledge and belief of Property and Formula Sellers. There is no fact known to Property and Formula Sellers which materially adversely affects the business, condition (financial or otherwise) or prospects of Property and Formula Sellers which has not been set forth herein or otherwise disclosed to ISRI and its legal counsel.

                                   ARTICLE IV
                                Mutual Conditions

      Neither Property and Formula Sellers or ISRI will be obligated to complete or cause to be completed the transactions contemplated by this agreement unless the following conditions have been met prior to or at the Closing:

      4.1 Verification of Claims and Extraction Formula. ISRI or its legal counsel shall have verified ownership and transfer rights of Property Owner and ownership and transfer rights of Formula Owner prior to closing.

      4.2 Absence of Restraint. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement, or the transactions contemplated herein shall have been entered by any court of or administrative body, and no proceeding to obtain any such order shall have been commenced or shall be threatened.

      4.3 Required Approvals. Property and Formula Sellers and ISRI shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance of Property and Formula Sellers and ISRI of their respective obligations under this Agreement, and the consummations of the transactions herein contemplated (whether for governmental authorities or other persons), and Property and Formula Sellers and ISRI shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation for the Plan of Acquisition.


                                    ARTICLE V
                        Conditions to ISRI's Obligations

      ISRI shall not be obligated to complete or cause to be completed the transactions contemplated by this Agreement unless the following conditions have been met prior to or at the Closing.

      5.1 Compliance with Representations, Warranties and Covenants. All of the representations and warranties of Property and Formula Sellers made in or pursuant to this Agreement are true and shall be true in all material respects at and as of the Closing date, with the same force and effect for changes contemplated or permitted by the Agreement or otherwise approved in writing by ISRI.

      5.2 Opinion of Counsel. At its option, ISRI shall have received an opinion dated at or near the Closing date from an independent Legal Counsel that:

            A. Property and Formula Sellers have the power and authority to own its properties and to conduct its business as it is being conducted;

            B. Property and Formula Sellers have full power to carry out the transactions contemplated herein; this Agreement has been duly executed and delivered by Property and Formula Sellers and all necessary action has been taken by Property and Formula Sellers in order to consummate the transactions, to execute and deliver this Agreement and to make this Agreement the valid binding obligation of Property and Formula Sellers.

                                   ARTICLE VI
            Conditions to Obligations of Property and Formula Sellers

      Property and Formula Sellers shall be obligated to complete or cause to be completed the transactions contemplated by this Agreement unless the following conditions have been met prior to or at the Closing.

      6.1 Compliance with Representations, Warranties and Covenants. All of the representations and warranties of ISRI contained in this Agreement are true and shall be true in all material respects at and as of the Closing date.

      6.2 Opinion of Counsel. Property and Formula Sellers shall have received an opinion dated at or near the Closing date from an independent Legal Counsel for ISRI, that:

            A. ISRI is a corporation duly chartered and validly existing in good standing under the laws of the State of Nevada, with corporate power and authority to own its properties and to conduct its business as it is then being conducted;

            B. ISRI has full corporate power to carry out the Transaction; this Agreement has been duly executed and delivered by the Company; and necessary corporate action as been taken by ISRI to execute and deliver this Agreement, and to consummate the Transaction; and this Agreement is the valid and legally binding obligation of ISRI subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other laws affecting creditor's rights generally from time to time in effect and subject to principles of equity which may after the availability of remedies with respect thereto;

            C. The execution, delivery and performance by ISRI of this Agreement, and the consummation of the Transactions contemplated hereby will not constitute violation, breach or default under the Certificate of Incorporation or By-Laws of the Company;

      D. No consent or approval by any governmental authority which has not been obtained is required in connection with the consummation by ISRI of the transactions contemplated herein.

      E. To the best knowledge and information available to he Company, there is no material litigation or proceeding pending or threatened against ISRI required to be disclosed under this Agreement which has not been so disclosed to Property and Formulas Sellers.

                                   ARTICLE VII
                             Miscellaneous Provision

      7.1 Governing Law. This Agreement and the rights and duties derived therefrom, shall be governed by the laws of the state of Nevada.

      7.2 Entire Agreement. This Agreement, together with the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

      7.3 Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Parties shall survive the closing of this transaction.

      7.4 Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No wavier of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

      7.5 Counterparts.This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.6 Notices. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

      7.7 Non-Assignability. The rights and obligations of either Party hereunder shall not be delegated or assigned to any other party without the prior written consent.

      7.8 Expenses. Each party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.

      IN WITNESS WHEREOF, the parties have set their hands the day and date above first given.

/s/Howard Sadlier, President of              /s/Kamal Alawas
Gold Standard Mines, Inc.
------------------------------------         ---------------------------------
Property Seller                              Purchaser

                                             Director, Secretary and President
                                             ---------------------------------
                                             Title

/s/Howard Sadlier
------------------------------------
Formula Seller